EX-99.16.a

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds IV (Equity IV), Delaware VIP Trust (VIP Trust) and Voyageur Mutual Funds III (Voyageur III), hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the (i) Equity IV’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds III’s Delaware Group Trend Fund into Delaware Smid Cap Growth Fund;  (ii) VIP Trust’s Registration Statement on Form N-14 with respect to the reorganization of VIP Trust’s Trend Series into VIP Trust’s VIP Smid Cap Growth Series and (iii) Voyageur III’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds III’s Delaware Growth Equity Fund into Voyageur III’s Select Growth Fund, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 20 day of May, 2010.

/s/Patrick P. Coyne__
Patrick P. Coyne

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds IV (Equity IV), Delaware VIP Trust (VIP Trust) and Voyageur Mutual Funds III (Voyageur III), hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the (i) Equity IV’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds III’s Delaware Group Trend Fund into Delaware Smid Cap Growth Fund;  (ii) VIP Trust’s Registration Statement on Form N-14 with respect to the reorganization of VIP Trust’s Trend Series into VIP Trust’s VIP Smid Cap Growth Series and (iii) Voyageur III’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds III’s Delaware Growth Equity Fund into Voyageur III’s Select Growth Fund, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 20 day of May, 2010.

/s/Thomas L. Bennett______
Thomas L. Bennett

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds IV (Equity IV), Delaware VIP Trust (VIP Trust) and Voyageur Mutual Funds III (Voyageur III), hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the (i) Equity IV’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds III’s Delaware Group Trend Fund into Delaware Smid Cap Growth Fund;  (ii) VIP Trust’s Registration Statement on Form N-14 with respect to the reorganization of VIP Trust’s Trend Series into VIP Trust’s VIP Smid Cap Growth Series and (iii) Voyageur III’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds III’s Delaware Growth Equity Fund into Voyageur III’s Select Growth Fund, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 20 day of May, 2010.

/s/John A. Fry______
John A. Fry

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds IV (Equity IV), Delaware VIP Trust (VIP Trust) and Voyageur Mutual Funds III (Voyageur III), hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the (i) Equity IV’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds III’s Delaware Group Trend Fund into Delaware Smid Cap Growth Fund;  (ii) VIP Trust’s Registration Statement on Form N-14 with respect to the reorganization of VIP Trust’s Trend Series into VIP Trust’s VIP Smid Cap Growth Series and (iii) Voyageur III’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds III’s Delaware Growth Equity Fund into Voyageur III’s Select Growth Fund, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 20 day of May, 2010.

/s/Anthony D. Knerr______
Anthony D. Knerr

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds IV (Equity IV), Delaware VIP Trust (VIP Trust) and Voyageur Mutual Funds III (Voyageur III), hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the (i) Equity IV’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds III’s Delaware Group Trend Fund into Delaware Smid Cap Growth Fund;  (ii) VIP Trust’s Registration Statement on Form N-14 with respect to the reorganization of VIP Trust’s Trend Series into VIP Trust’s VIP Smid Cap Growth Series and (iii) Voyageur III’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds III’s Delaware Growth Equity Fund into Voyageur III’s Select Growth Fund, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 20 day of May, 2010.

/s/Lucinda S. Landreth______
Lucinda S. Landreth

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds IV (Equity IV), Delaware VIP Trust (VIP Trust) and Voyageur Mutual Funds III (Voyageur III), hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the (i) Equity IV’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds III’s Delaware Group Trend Fund into Delaware Smid Cap Growth Fund;  (ii) VIP Trust’s Registration Statement on Form N-14 with respect to the reorganization of VIP Trust’s Trend Series into VIP Trust’s VIP Smid Cap Growth Series and (iii) Voyageur III’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds III’s Delaware Growth Equity Fund into Voyageur III’s Select Growth Fund, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 20 day of May, 2010.

/s/Ann R. Leven_______
Ann R. Leven

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds IV (Equity IV), Delaware VIP Trust (VIP Trust) and Voyageur Mutual Funds III (Voyageur III), hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the (i) Equity IV’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds III’s Delaware Group Trend Fund into Delaware Smid Cap Growth Fund;  (ii) VIP Trust’s Registration Statement on Form N-14 with respect to the reorganization of VIP Trust’s Trend Series into VIP Trust’s VIP Smid Cap Growth Series and (iii) Voyageur III’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds III’s Delaware Growth Equity Fund into Voyageur III’s Select Growth Fund, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 20 day of May, 2010.

/s/Thomas F. Madison____
Thomas F. Madison

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds IV (Equity IV), Delaware VIP Trust (VIP Trust) and Voyageur Mutual Funds III (Voyageur III), hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the (i) Equity IV’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds III’s Delaware Group Trend Fund into Delaware Smid Cap Growth Fund;  (ii) VIP Trust’s Registration Statement on Form N-14 with respect to the reorganization of VIP Trust’s Trend Series into VIP Trust’s VIP Smid Cap Growth Series and (iii) Voyageur III’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds III’s Delaware Growth Equity Fund into Voyageur III’s Select Growth Fund, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 20 day of May, 2010.

/s/Janet L. Yeomans___
Janet L. Yeomans

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds IV (Equity IV), Delaware VIP Trust (VIP Trust) and Voyageur Mutual Funds III (Voyageur III), hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the (i) Equity IV’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds III’s Delaware Group Trend Fund into Delaware Smid Cap Growth Fund;  (ii) VIP Trust’s Registration Statement on Form N-14 with respect to the reorganization of VIP Trust’s Trend Series into VIP Trust’s VIP Smid Cap Growth Series and (iii) Voyageur III’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds III’s Delaware Growth Equity Fund into Voyageur III’s Select Growth Fund, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 20 day of May, 2010.

/s/J. Richard Zecher_____
J. Richard Zecher